Exhibit 99.2

Fact Book

Second Quarter 2013

Foster Wheeler AG (NASDAQ: FWLT) is a leading engineering and construction company and power equipment supplier.

This summary document is designed to be read in conjunction with the company's Form 10-K and Form 10-Q filings. Please see those documents for additional details and important disclosures relating to the financial data in this Fact Book. See appendices and footnotes starting on page 14 of this Fact Book.

Contents

Consolidated Highlights	3

Business Group Data	4

Backlog:
Global E&C Group	5
Global Power Group	6
Consolidated	7

New Orders Booked:
Global E&C Group	8
Global Power Group	9
Consolidated	10

Consolidated Statement of Operations	11
Consolidated Balance Sheet	12
Consolidated Statement of Cash Flows	13

Appendices and Footnotes	14

FOSTER WHEELER AG

CONSOLIDATED HIGHLIGHTS

(in thousands of dollars, except share data and ratios)

	2013			2012					2011
	YTD 6/30	Q2 6/30	Q1 3/31	Full Year 2012	Q4 12/31	Q3 9/30	Q2 6/30	Q1 3/31	Full Year 2011

Backlog (Future Revenues)	$3,281,200	$3,281,200	$3,460,000	$3,648,000	$3,648,000	$3,403,600	$3,142,000	$3,590,400	$3,626,100
New orders booked (Future Revenues)	1,417,900	751,300	666,600	3,449,500	978,200	1,023,900	613,100	834,300	4,285,800
Operating revenues from continuing operations	1,653,551	863,407	790,144	3,391,394	730,046	797,296	936,462	927,590	4,458,108
Income from continuing operations attributable to FWAG	85,220	68,316	16,904	149,215	18,637	58,667	30,421	41,490	161,054
Income from discontinued operations attributable to FWAG	(1,495)	2,383	(3,878)	(13,193)	(12,342)	(445)	438	(844)	1,329
Net income attributable to Foster Wheeler AG	83,725	70,699	13,026	136,022	6,295	58,222	30,859	40,646	162,383
Diluted earnings per share:
Income from continuing operations attributable to FWAG	$0.83	$0.68	$0.16	$1.39	$0.18	$0.55	$0.29	$0.38	$1.34
Income from discontinued operations attributable to FWAG	(0.01)	0.03	(0.04)	(0.12)	(0.12)	(0.01)	-	-	0.01
Net income attributable to Foster Wheeler AG	$0.82	$0.71	$0.12	$1.27	$0.06	$0.54	$0.29	$0.38	$1.35

EBITDA from continuing operations:
Global E&C Group	$97,321	$62,133	$35,188	$192,208	$53,399	$51,964	$39,917	$46,928	$210,541
Global Power Group	70,271	45,584	24,687	204,758	46,223	64,396	42,198	51,941	178,233
C&F Group	(28,509)	(8,712)	(19,797)	(121,453)	(45,055)	(25,528)	(23,592)	(27,278)	(111,779)
EBITDA from continuing operations	$139,083	$99,005	$40,078	$275,513	$54,567	$90,832	$58,523	$71,591	$276,995

Foster Wheeler Scope (FW Scope) [1]:
Backlog:	$2,706,300	$2,706,300	$2,765,300	$2,950,200	$2,950,200	$2,615,100	$2,241,300	$2,527,300	$2,562,300
New orders booked	1,157,200	625,600	531,600	2,976,600	988,000	952,400	505,800	530,400	2,699,000
Operating revenues from continuing operations	$1,266,398	$642,373	$624,025	$2,548,445	$646,221	$597,486	$685,262	$619,476	$2,600,547

Key Financial Statistics
Cash and cash equivalents	$414,738	$414,738	$475,716	$582,322	$582,322	$709,370	$767,259	$648,904	$718,049
Total current assets	1,441,684	1,441,684	1,490,873	1,613,542	1,613,542	1,689,099	1,701,813	1,651,747	1,523,187
Total assets	2,564,163	2,564,163	2,600,033	2,733,924	2,733,924	2,784,452	2,741,126	2,734,573	2,613,880
Total current liabilities	1,106,444	1,106,444	1,103,917	1,176,187	1,176,187	1,186,326	1,185,442	1,168,798	1,090,984
Total debt (short and long-term debt)	128,954	128,954	134,714	137,706	137,706	141,956	140,188	151,344	149,111
Total liabilities	1,870,525	1,870,525	1,868,172	1,967,937	1,967,937	1,937,364	1,938,236	1,951,847	1,873,215
Total Foster Wheeler AG shareholders' equity	$646,946	$646,946	$688,288	$713,990	$713,990	$791,003	$751,907	$736,518	$687,747

Current ratio [2]	1.30 x	1.30 x	1.35 x	1.37 x	1.37 x	1.42 x	1.44 x	1.41 x	1.40 x
Net working capital [3]	$335,240	$335,240	$386,956	$437,355	$437,355	$502,773	$516,371	$482,949	$432,203
Debt-to-total assets ratio	5.0%	5.0%	5.2%	5.0%	5.0%	5.1%	5.1%	5.5%	5.7%

[1]	Definition of Scope: Metrics expressed in Foster Wheeler Scope represent that portion of our operating revenues from continuing operations, new orders booked and backlog on which profit is earned.

Scope excludes revenues relating to third party costs incurred by us as agent or principal on a reimbursable basis ("flow-through" costs).

[2]	Definition of Current Ratio: Current assets divided by current liabilities.
[3]	Definition of Net Working Capital: Current assets minus current liabilities.

NOTE:	The new orders booked and backlog balances above include balances for discontinued operations, which were insignificant based on our consolidated balances.

3

FOSTER WHEELER AG

BUSINESS GROUP DATA

(in thousands of dollars)

	2013			2012					2011
	YTD 6/30	Q2 6/30	Q1 3/31	Full Year 2012	Q4 12/31	Q3 9/30	Q2 6/30	Q1 3/31	Full Year 2011
Global E&C Group
Operating revenues	$1,250,693	$662,719	$587,974	$2,419,327	$504,240	$578,072	$666,142	$670,873	$3,443,079
Operating revenues (FW Scope)	868,242	443,488	424,754	1,586,198	423,870	380,482	416,830	365,016	1,594,992
EBITDA	$97,321	$62,133	$35,188	$192,208	$53,399	$51,964	$39,917	$46,928	$210,541
EBITDA % of operating revenues	7.8%	9.4%	6.0%	7.9%	10.6%	9.0%	6.0%	7.0%	6.1%
EBITDA % of operating revenues (FW Scope)	11.2%	14.0%	8.3%	12.1%	12.6%	13.7%	9.6%	12.9%	13.2%
New orders booked (Future Revenues)	$1,128,700	$661,000	$467,700	$2,860,400	$852,900	$838,000	$496,900	$672,600	$3,024,900
New orders booked (FW Scope)	872,500	537,000	335,500	2,397,600	866,500	768,600	391,500	371,000	1,447,200
Backlog (Future Revenues)	2,655,200	2,655,200	2,719,100	2,884,700	2,884,700	2,485,800	2,195,200	2,450,800	2,420,200
Backlog (FW Scope)	$2,089,900	$2,089,900	$2,034,100	$2,196,700	$2,196,700	$1,706,800	$1,304,000	$1,397,200	$1,365,900

Global Power Group
Operating revenues	$402,858	$200,688	$202,170	$972,067	$225,806	$219,224	$270,320	$256,717	$1,015,029
Operating revenues (FW Scope)	398,156	198,885	199,271	962,247	222,351	217,004	268,432	254,460	1,005,555
EBITDA	$70,271	$45,584	$24,687	$204,758	$46,223	$64,396	$42,198	$51,941	$178,233
EBITDA % of operating revenues	17.4%	22.7%	12.2%	21.1%	20.5%	29.4%	15.6%	20.2%	17.6%
EBITDA % of operating revenues (FW Scope)	17.6%	22.9%	12.4%	21.3%	20.8%	29.7%	15.7%	20.4%	17.7%
New orders booked (Future Revenues)	$289,200	$90,300	$198,900	$589,100	$125,300	$185,900	$116,200	$161,700	$1,260,900
New orders booked (FW Scope)	284,700	88,600	196,100	579,000	121,500	183,800	114,300	159,400	1,251,800
Backlog (Future Revenues)	626,000	626,000	740,900	763,300	763,300	917,800	946,800	1,139,600	1,205,900
Backlog (FW Scope)	$616,400	$616,400	$731,200	$753,500	$753,500	$908,300	$937,300	$1,130,100	$1,196,400

CONSOLIDATED EBITDA
Global E&C Group	$97,321	$62,133	$35,188	$192,208	$53,399	$51,964	$39,917	$46,928	$210,541
Global Power Group	70,271	45,584	24,687	204,758	46,223	64,396	42,198	51,941	178,233
C&F Group	(28,509)	(8,712)	(19,797)	(121,453)	(45,055)	(25,528)	(23,592)	(27,278)	(111,779)
Total EBITDA from continuing operations	$139,083	$99,005	$40,078	$275,513	$54,567	$90,832	$58,523	$71,591	$276,995

NOTE 1:	The operating revenues and EBITDA balances above represent balances from continuing operations.

NOTE 2:	The new orders booked and backlog balances above include balances for discontinued operations, which were insignificant based on our consolidated and business group balances.

4

FOSTER WHEELER AG

GLOBAL E&C GROUP - BACKLOG

(in millions of dollars)

	Q2 2013		Q1 2013	Q4 2012		Q3 2012	Q2 2012	Q1 2012	Q4 2011
Contract Type (FW Scope)
Lump-sum turnkey	$2.0	0.1%	$2.7	$3.2	0.1%	$-	$-	$-	$-	-%
Other fixed-price	546.2	26.1%	616.4	662.5	30.2%	688.9	468.2	523.1	515.4	37.7%
Reimbursable	1,541.7	73.8%	1,415.0	1,531.0	69.7%	1,017.9	835.8	874.1	850.5	62.3%
Total	$2,089.9	100.0%	$2,034.1	$2,196.7	100.0%	$1,706.8	$1,304.0	$1,397.2	$1,365.9	100.0%

Project Location (FW Scope)
Africa	$50.7	2.4%	$51.1	$58.2	2.6%	$65.4	$59.9	$100.6	$104.4	7.6%
Asia Pacific	470.7	22.5%	472.8	554.7	25.3%	450.6	298.7	295.8	319.7	23.4%
Europe	243.8	11.7%	250.6	226.5	10.3%	283.1	329.4	369.4	342.4	25.1%
Middle East	626.0	30.0%	617.4	671.9	30.6%	198.5	199.5	211.9	173.1	12.7%
North America	224.7	10.8%	139.9	129.5	5.9%	67.2	100.7	81.3	98.2	7.2%
South America	474.0	22.7%	502.3	555.9	25.3%	642.0	315.8	338.2	328.1	24.0%
Total	$2,089.9	100.0%	$2,034.1	$2,196.7	100.0%	$1,706.8	$1,304.0	$1,397.2	$1,365.9	100.0%

Industry (FW Scope)
Power generation	$2.2	0.1%	$1.2	$31.4	1.4%	$46.8	$52.0	$61.9	$47.3	3.5%
Oil refining	1,301.4	62.3%	1,313.1	1,421.7	64.7%	1,002.0	845.5	943.6	949.9	69.5%
Pharmaceutical	39.2	1.9%	38.5	26.5	1.2%	30.4	33.7	28.3	28.0	2.0%
Oil and gas	263.4	12.6%	218.3	251.4	11.4%	183.6	162.4	130.0	134.4	9.8%
Chemical/petrochemical	417.2	20.0%	417.2	452.3	20.6%	424.9	189.3	211.6	178.2	13.0%
Power plant operation and maintenance	19.8	0.9%	23.9	0.1	0.0%	-	-	-	-	-%
Environmental	3.6	0.2%	4.1	3.1	0.1%	3.5	4.1	4.8	3.6	0.3%
Other, net of eliminations	43.1	2.1%	17.8	10.2	0.5%	15.6	17.0	17.0	24.5	1.8%
Total	$2,089.9	100.0%	$2,034.1	$2,196.7	100.0%	$1,706.8	$1,304.0	$1,397.2	$1,365.9	100.0%

Backlog (Future Revenues)	$2,655.2		$2,719.1	$2,884.7		$2,485.8	$2,195.2	$2,450.8	$2,420.2

Global E&C Group man-hours in backlog (in thousands):	17,600		16,200	17,000		13,200	10,300	10,900	11,600

5

FOSTER WHEELER AG

GLOBAL POWER GROUP - BACKLOG

(in millions of dollars)

	Q2 2013		Q1 2013	Q4 2012		Q3 2012	Q2 2012	Q1 2012	Q4 2011
Contract Type (FW Scope)
Lump-sum turnkey	$22.7	3.7%	$40.8	$67.5	9.0%	$103.2	$120.8	$184.2	$164.3	13.7%
Other fixed-price	572.4	92.9%	668.8	665.2	88.3%	781.9	790.5	910.7	997.2	83.4%
Reimbursable	21.3	3.5%	21.6	20.8	2.8%	23.2	26.0	35.2	34.9	2.9%
Total	$616.4	100.0%	$731.2	$753.5	100.0%	$908.3	$937.3	$1,130.1	$1,196.4	100.0%

Project Location (FW Scope)
Africa	$0.1	0.0%	$-	$-	-%	$-	$-	$1.3	$2.4	0.2%
Asia Pacific	384.3	62.3%	464.6	435.4	57.8%	501.0	532.7	643.5	711.1	59.4%
Europe	115.4	18.7%	134.2	150.7	20.0%	185.7	183.4	251.8	234.5	19.6%
Middle East	0.8	0.1%	1.9	4.6	0.6%	9.3	7.3	11.9	15.0	1.3%
North America	86.9	14.1%	105.1	133.0	17.7%	184.9	186.4	194.6	207.9	17.4%
South America	28.9	4.7%	25.4	29.8	4.0%	27.4	27.5	27.0	25.5	2.1%
Total	$616.4	100.0%	$731.2	$753.5	100.0%	$908.3	$937.3	$1,130.1	$1,196.4	100.0%

Industry (FW Scope)
Power generation	$562.2	91.2%	$677.0	$699.3	92.8%	$801.9	$830.9	$1,023.7	$1,090.0	91.1%
Power plant operation and maintenance	54.2	8.8%	54.2	54.2	7.2%	106.4	106.4	106.4	106.4	8.9%
Total	$616.4	100.0%	$731.2	$753.5	100.0%	$908.3	$937.3	$1,130.1	$1,196.4	100.0%

Backlog (Future Revenues)	$626.0		$740.9	$763.3		$917.8	$946.8	$1,139.6	$1,205.9

NOTE:	The backlog balances above include balances for discontinued operations, which were insignificant based on our Global Power Group balances.

6

FOSTER WHEELER AG

CONSOLIDATED BACKLOG

(in millions of dollars)

	Q2 2013		Q1 2013	Q4 2012		Q3 2012	Q2 2012	Q1 2012	Q4 2011
Business Segment (FW Scope)
Global E&C Group	$2,089.9	77.2%	$2,034.1	$2,196.7	74.5%	$1,706.8	$1,304.0	$1,397.2	$1,365.9	53.3%
Global Power Group	616.4	22.8%	731.2	753.5	25.5%	908.3	937.3	1,130.1	1,196.4	46.7%
Total	$2,706.3	100.0%	$2,765.3	$2,950.2	100.0%	$2,615.1	$2,241.3	$2,527.3	$2,562.3	100.0%

Contract Type (FW Scope)
Lump-sum turnkey	$24.7	0.9%	$43.5	$70.7	2.4%	$103.2	$120.8	$184.2	$164.3	6.4%
Other fixed-price	1,118.6	41.3%	1,285.2	1,327.7	45.0%	1,470.8	1,258.7	1,433.8	1,512.6	59.0%
Reimbursable	1,563.0	57.8%	1,436.6	1,551.8	52.6%	1,041.1	861.8	909.3	885.4	34.6%
Total	$2,706.3	100.0%	$2,765.3	$2,950.2	100.0%	$2,615.1	$2,241.3	$2,527.3	$2,562.3	100.0%

Project Location (FW Scope)
Africa	$50.8	1.9%	$51.1	$58.2	2.0%	$65.4	$59.9	$101.9	$106.8	4.2%
Asia Pacific	855.0	31.6%	937.4	990.1	33.6%	951.6	831.4	939.3	1,030.8	40.2%
Europe	359.2	13.3%	384.8	377.2	12.8%	468.8	512.8	621.2	576.9	22.5%
Middle East	626.8	23.2%	619.3	676.5	22.9%	207.8	206.8	223.8	188.1	7.3%
North America	311.6	11.5%	245.0	262.5	8.9%	252.1	287.1	275.9	306.1	11.9%
South America	502.9	18.6%	527.7	585.7	19.9%	669.4	343.3	365.2	353.6	13.8%
Total	$2,706.3	100.0%	$2,765.3	$2,950.2	100.0%	$2,615.1	$2,241.3	$2,527.3	$2,562.3	100.0%

Industry (FW Scope)
Power generation	$564.4	20.9%	$678.2	$730.7	24.8%	$848.7	$882.9	$1,085.6	$1,137.3	44.4%
Oil refining	1,301.4	48.1%	1,313.1	1,421.7	48.2%	1,002.0	845.5	943.6	949.9	37.1%
Pharmaceutical	39.2	1.4%	38.5	26.5	0.9%	30.4	33.7	28.3	28.0	1.1%
Oil and gas	263.4	9.7%	218.3	251.4	8.5%	183.6	162.4	130.0	134.4	5.2%
Chemical/petrochemical	417.2	15.4%	417.2	452.3	15.3%	424.9	189.3	211.6	178.2	7.0%
Power plant operation and maintenance	74.0	2.7%	78.1	54.3	1.8%	106.4	106.4	106.4	106.4	4.2%
Environmental	3.6	0.1%	4.1	3.1	0.1%	3.5	4.1	4.8	3.6	0.1%
Other, net of eliminations	43.1	1.6%	17.8	10.2	0.3%	15.6	17.0	17.0	24.5	1.0%
Total	$2,706.3	100.0%	$2,765.3	$2,950.2	100.0%	$2,615.1	$2,241.3	$2,527.3	$2,562.3	100.0%

Consolidated Backlog (Future Revenues)	$3,281.2		$3,460.0	$3,648.0		$3,403.6	$3,142.0	$3,590.4	$3,626.1

NOTE 1:	The above consolidated balances reflect backlog data for both the Global E&C Group and Global Power Group. Please see each group's backlog pages for their respective breakout by Contract Type, Project Location and Industry.

NOTE 2:	The backlog balances above include balances for discontinued operations, which were insignificant based on our consolidated and business group balances.

7

FOSTER WHEELER AG

GLOBAL E&C GROUP - NEW ORDERS BOOKED

(in millions of dollars)

	YTD Q2 2013		Q2 2013	Q1 2013	Full Year 2012		Q4 2012	Q3 2012	Q2 2012	Q1 2012	Full Year 2011
Project Location (FW Scope)
Africa	$38.3	4.4%	$22.3	$16.0	$48.4	2.0%	$7.2	$24.2	$4.3	$12.7	$119.2	8.2%
Asia Pacific	171.2	19.6%	120.8	50.4	622.8	26.0%	203.5	226.5	99.4	93.4	366.8	25.3%
Europe	243.8	27.9%	121.0	122.8	380.4	15.9%	56.4	79.4	108.9	135.7	432.7	29.9%
Middle East	85.9	9.8%	56.6	29.3	677.9	28.3%	541.8	48.4	52.8	34.9	136.8	9.5%
North America	230.4	26.4%	156.6	73.8	129.9	5.4%	29.3	12.2	65.2	23.2	124.3	8.6%
South America	102.9	11.8%	59.7	43.2	538.2	22.4%	28.3	377.9	60.9	71.1	267.4	18.5%
Total	$872.5	100.0%	$537.0	$335.5	$2,397.6	100.0%	$866.5	$768.6	$391.5	$371.0	$1,447.2	100.0%
Industry (FW Scope)
Power generation	$2.7	0.3%	$1.2	$1.5	$47.2	2.0%	$(1.0)	$13.2	$8.1	$26.9	$65.1	4.5%
Oil refining	382.9	43.9%	233.9	149.0	1,390.6	58.0%	648.9	359.9	184.6	197.2	851.4	58.8%
Pharmaceutical	36.2	4.1%	21.2	15.0	56.7	2.4%	10.6	10.7	20.5	14.9	43.7	3.0%
Oil and gas	193.7	22.2%	127.0	66.7	275.3	11.5%	56.2	79.3	106.6	33.2	113.9	7.9%
Chemical/petrochemical	181.9	20.8%	108.4	73.5	563.1	23.5%	135.6	290.2	55.9	81.4	292.9	20.2%
Power plant operation and maintenance	21.8	2.5%	10.5	11.3	20.4	0.9%	5.5	4.0	5.2	5.7	17.8	1.2%
Environmental	3.6	0.4%	1.2	2.4	8.5	0.4%	1.9	1.1	2.1	3.4	6.5	0.4%
Other, net of eliminations	49.7	5.7%	33.6	16.1	35.8	1.5%	8.8	10.2	8.5	8.3	55.9	3.9%
Total	$872.5	100.0%	$537.0	$335.5	$2,397.6	100.0%	$866.5	$768.6	$391.5	$371.0	$1,447.2	100.0%

New Orders Booked (Future Revenues)	$1,128.7		$661.0	$467.7	$2,860.4		$852.9	$838.0	$496.9	$672.6	$3,024.9

NOTE:	Negative balances result when cancellations exceed new orders received in the quarter.

8

FOSTER WHEELER AG

GLOBAL POWER GROUP - NEW ORDERS BOOKED

(in millions of dollars)

	YTD Q2 2013		Q2 2013	Q1 2013	Full Year 2012		Q4 2012	Q3 2012	Q2 2012	Q1 2012	Full Year 2011
Project Location (FW Scope)
Africa	$0.1	0.0%	$0.1	$-	$0.1	0.0%	$0.1	$-	$-	$-	$6.0	0.5%
Asia Pacific	124.0	43.6%	7.1	116.9	115.8	20.0%	23.6	48.9	9.5	33.8	801.1	64.0%
Europe	70.7	24.8%	33.4	37.3	199.7	34.5%	31.9	57.8	30.3	79.7	128.9	10.3%
Middle East	0.5	0.2%	0.3	0.2	3.5	0.6%	0.1	3.1	0.2	0.1	14.2	1.1%
North America	76.3	26.8%	38.8	37.5	224.3	38.7%	54.4	66.1	65.5	38.3	276.9	22.1%
South America	13.1	4.6%	8.9	4.2	35.6	6.1%	11.4	7.9	8.8	7.5	24.7	2.0%
Total	$284.7	100.0%	$88.6	$196.1	$579.0	100.0%	$121.5	$183.8	$114.3	$159.4	$1,251.8	100.0%

Industry (FW Scope)
Power generation	$241.5	84.8%	$69.1	$172.4	$473.6	81.8%	$93.3	$155.8	$86.4	$138.1	$1,143.4	91.3%
Power plant operation and maintenance	43.2	15.2%	19.5	23.7	105.4	18.2%	28.2	28.0	27.9	21.3	108.4	8.7%
Total	$284.7	100.0%	$88.6	$196.1	$579.0	100.0%	$121.5	$183.8	$114.3	$159.4	$1,251.8	100.0%

New Orders Booked (Future Revenues)	$289.2		$90.3	$198.9	$589.1		$125.3	$185.9	$116.2	$161.7	$1,260.9

NOTE: The new orders booked balances above include balances for discontinued operations, which were insignificant based on our Global Power Group balances.

9

FOSTER WHEELER AG

CONSOLIDATED NEW ORDERS BOOKED

(in millions of dollars)

	YTD Q2 2013		Q2 2013	Q1 2013	Full Year 2012		Q4 2012	Q3 2012	Q2 2012	Q1 2012	Full Year 2011
Business Segment (FW Scope)
Global E&C Group	$872.5	75.4%	$537.0	$335.5	$2,397.6	80.5%	$866.5	$768.6	$391.5	$371.0	$1,447.2	53.6%
Global Power Group	284.7	24.6%	88.6	196.1	579.0	19.5%	121.5	183.8	114.3	159.4	1,251.8	46.4%
Total	$1,157.2	100.0%	$625.6	$531.6	$2,976.6	100.0%	$988.0	$952.4	$505.8	$530.4	$2,699.0	100.0%

Project Location (FW Scope)
Africa	$38.4	3.3%	$22.4	$16.0	$48.5	1.6%	$7.3	$24.2	$4.3	$12.7	$125.2	4.6%
Asia Pacific	295.2	25.5%	127.9	167.3	738.6	24.8%	227.1	275.4	108.9	127.2	1,167.9	43.3%
Europe	314.5	27.2%	154.4	160.1	580.1	19.5%	88.3	137.2	139.2	215.4	561.6	20.8%
Middle East	86.4	7.5%	56.9	29.5	681.4	22.9%	541.9	51.5	53.0	35.0	151.0	5.6%
North America	306.7	26.5%	195.4	111.3	354.2	11.9%	83.7	78.3	130.7	61.5	401.2	14.9%
South America	116.0	10.0%	68.6	47.4	573.8	19.3%	39.7	385.8	69.7	78.6	292.1	10.8%
Total	$1,157.2	100.0%	$625.6	$531.6	$2,976.6	100.0%	$988.0	$952.4	$505.8	$530.4	$2,699.0	100.0%

Industry (FW Scope)
Power generation	$244.2	21.1%	$70.3	$173.9	$520.8	17.5%	$92.3	$169.0	$94.5	$165.0	$1,208.5	44.8%
Oil refining	382.9	33.1%	233.9	149.0	1,390.6	46.7%	648.9	359.9	184.6	197.2	851.4	31.5%
Pharmaceutical	36.2	3.1%	21.2	15.0	56.7	1.9%	10.6	10.7	20.5	14.9	43.7	1.6%
Oil and gas	193.7	16.7%	127.0	66.7	275.3	9.2%	56.2	79.3	106.6	33.2	113.9	4.2%
Chemical/petrochemical	181.9	15.7%	108.4	73.5	563.1	18.9%	135.6	290.2	55.9	81.4	292.9	10.9%
Power plant operation and maintenance	65.0	5.6%	30.0	35.0	125.8	4.2%	33.7	32.0	33.1	27.0	126.2	4.7%
Environmental	3.6	0.3%	1.2	2.4	8.5	0.3%	1.9	1.1	2.1	3.4	6.5	0.2%
Other, net of eliminations	49.7	4.3%	33.6	16.1	35.8	1.2%	8.8	10.2	8.5	8.3	55.9	2.1%
Total	$1,157.2	100.0%	$625.6	$531.6	$2,976.6	100.0%	$988.0	$952.4	$505.8	$530.4	$2,699.0	100.0%

Consolidated New Orders Booked (Future Revenues)	$1,417.9		$751.3	$666.6	$3,449.5		$978.2	$1,023.9	$613.1	$834.3	$4,285.8

NOTE 1: The above consolidated balances reflect new orders booked data for both the Global E&C Group and Global Power Group. Please see each group's new orders booked pages for their respective breakout by Contract Type, Project Location and Industry.

NOTE 2: The new orders booked balances above include balances for discontinued operations, which were insignificant based on our consolidated and business group balances.

10

FOSTER WHEELER AG

CONSOLIDATED STATEMENT OF OPERATIONS

(in thousands of dollars, except share data and per share amounts)

	2013			2012					2011
	YTD 6/30	Q2 6/30	Q1 3/31	Full Year 2012	Q4 12/31	Q3 9/30	Q2 6/30	Q1 3/31	Full Year 2011
Operating revenues	$1,653,551	$863,407	$790,144	$3,391,394	$730,046	$797,296	$936,462	$927,590	$4,458,108
Cost of operating revenues	1,380,498	709,800	670,698	2,801,351	573,239	643,076	797,529	787,507	3,918,440
Contract profit	273,053	153,607	119,446	590,043	156,807	154,220	138,933	140,083	539,668

Selling, general and administrative expenses	180,133	89,801	90,332	334,075	88,150	77,495	85,289	83,141	309,380
Other income, net	(22,765)	(18,014)	(4,751)	(37,490)	(4,495)	(14,342)	(10,515)	(8,138)	(51,457)
Other deductions, net	15,802	10,490	5,312	34,601	9,539	8,825	12,174	4,063	43,968
Interest income	(2,944)	(1,482)	(1,462)	(10,801)	(2,218)	(2,469)	(2,947)	(3,167)	(18,913)
Interest expense	6,588	3,916	2,672	13,797	2,935	3,197	4,249	3,416	12,876
Net asbestos-related (gain)/provision	(11,750)	(13,750)	2,000	30,505	22,795	2,000	3,713	1,997	9,901
Income from continuing operations before income taxes	107,989	82,646	25,343	225,356	40,101	79,514	46,970	58,771	233,913
Provision for income taxes	18,479	13,319	5,160	62,267	18,302	16,790	12,291	14,884	58,514
Income from continuing operations	89,510	69,327	20,183	163,089	21,799	62,724	34,679	43,887	175,399
Income from discontinued operations	(1,495)	2,383	(3,878)	(13,193)	(12,342)	(445)	438	(844)	1,329
Net income	88,015	71,710	16,305	149,896	9,457	62,279	35,117	43,043	176,728
Less: Net income attributable to noncontrolling interests	4,290	1,011	3,279	13,874	3,162	4,057	4,258	2,397	14,345
Net income attributable to Foster Wheeler AG	$83,725	$70,699	$13,026	$136,022	$6,295	$58,222	$30,859	$40,646	$162,383
Basic EPS
Income from continuing operations attributable to FWAG	$0.83	$0.68	$0.16	$1.39	$0.18	$0.55	$0.29	$0.38	$1.34
Income from discontinued operations attributable to FWAG	(0.01)	0.03	(0.04)	(0.12)	(0.12)	(0.01)	-	-	0.01
Net income attributable to Foster Wheeler AG	$0.82	$0.71	$0.12	$1.27	$0.06	$0.54	$0.29	$0.38	$1.35
Diluted EPS
Income from continuing operations attributable to FWAG	$0.83	$0.68	$0.16	$1.39	$0.18	$0.55	$0.29	$0.38	$1.34
Income from discontinued operations attributable to FWAG	(0.01)	0.03	(0.04)	(0.12)	(0.12)	(0.01)	-	-	0.01
Net income attributable to Foster Wheeler AG	$0.82	$0.71	$0.12	$1.27	$0.06	$0.54	$0.29	$0.38	$1.35
EBITDA from continuing operations	$139,083	$99,005	$40,078	$275,513	$54,567	$90,832	$58,523	$71,591	$276,995

Foster Wheeler AG comprehensive income
Net income attributable to Foster Wheeler AG	$83,725	$70,699	$13,026	$136,022	$6,295	$58,222	$30,859	$40,646	$162,383
Other comprehensive income, net of tax:
Foreign currency translation *	(18,560)	(4,936)	(13,624)	7,579	1,898	14,770	(22,035)	12,946	(21,694)
Cash flow hedges	2,427	2,190	237	(1,377)	693	(1,310)	(49)	(711)	(1,702)
Pension and other postretirement benefits *	6,280	3,223	3,057	(43,737)	(52,190)	2,859	2,886	2,708	(42,168)
Comprehensive income	$73,872	$71,176	$2,696	$98,487	$(43,304)	$74,541	$11,661	$55,589	$96,819

EPS Computations:
Income from continuing operations attributable to FWAG	$85,220	$68,316	$16,904	$149,215	$18,637	$58,667	$30,421	$41,490	$161,054
Income from discontinued operations attributable to FWAG	(1,495)	2,383	(3,878)	(13,193)	(12,342)	(445)	438	(844)	1,329
Net income attributable to Foster Wheeler AG	$83,725	$70,699	$13,026	$136,022	$6,295	$58,222	$30,859	$40,646	$162,383

Weighted-average number of shares outstanding for basic EPS	102,182,011	100,001,580	104,386,669	107,054,284	105,552,630	107,065,999	107,840,679	107,774,203	120,085,704

Weighted-average number of shares outstanding for diluted EPS	102,566,647	100,254,752	104,639,999	107,313,539	105,970,858	107,319,962	107,843,255	107,881,807	120,504,483

* Excludes amounts attributable to noncontrolling interest.

11

FOSTER WHEELER AG

CONSOLIDATED BALANCE SHEET

(in thousands of dollars)

	2013		2012				2011
	Q2 6/30	Q1 3/31	Q4 12/31	Q3 9/30	Q2 6/30	Q1 3/31	Q4 12/31
ASSETS
Current Assets:
Cash and cash equivalents	$414,738	$475,716	$582,322	$709,370	$767,259	$648,904	$718,049
Short-term Investments	-	-	-	-	-	1,334	1,294
Accounts and notes receivable, net:
Trade	645,229	583,025	609,213	529,321	528,091	572,151	426,470
Other	79,883	83,744	86,981	94,150	87,443	100,627	97,449
Contracts in process	200,297	242,919	228,979	246,414	212,209	209,487	166,648
Prepaid, deferred and refundable income taxes	55,438	56,462	57,404	65,101	63,812	65,507	62,616
Other current assets	44,341	47,317	47,138	43,232	41,373	52,283	49,054
Current assets held for sale	1,758	1,690	1,505	1,511	1,626	1,454	1,607
Total current assets	1,441,684	1,490,873	1,613,542	1,689,099	1,701,813	1,651,747	1,523,187
Land, buildings and equipment, net	280,182	277,039	285,402	278,871	271,188	281,528	277,421
Restricted cash	49,417	43,801	62,189	77,946	34,767	37,019	43,726
Notes and accounts receivable - long-term	13,912	13,828	14,119	5,488	6,453	6,478	6,210
Investments in and advances to unconsolidated affiliates	170,641	205,313	205,476	202,717	193,474	212,657	211,109
Goodwill	154,688	141,275	133,518	112,767	110,904	114,286	112,120
Other intangible assets, net	122,078	113,676	105,100	65,206	67,432	72,105	74,386
Asbestos-related insurance recovery receivable	127,362	130,434	132,438	126,421	141,952	148,246	157,127
Long-term assets held for sale	45,219	45,329	49,579	62,245	62,948	63,890	64,934
Other assets	112,445	96,827	90,509	134,943	123,791	122,871	118,178
Deferred tax assets	46,535	41,638	42,052	28,749	26,404	23,746	25,482
TOTAL ASSETS	$2,564,163	$2,600,033	$2,733,924	$2,784,452	$2,741,126	$2,734,573	$2,613,880

LIABILITIES, TEMPORARY EQUITY AND EQUITY
Current Liabilities:
Current installments on long-term debt	$13,262	$13,386	$13,672	$12,874	$12,610	$13,004	$12,683
Accounts payable	315,447	283,402	298,411	319,778	342,639	299,159	249,889
Accrued expenses	221,146	207,516	231,602	231,587	222,021	220,449	235,491
Billings in excess of costs and estimated earnings on uncompleted contracts	518,192	537,105	564,356	572,866	570,974	598,303	550,378
Income taxes payable	36,614	60,090	64,992	45,848	34,821	33,858	39,645
Current liabilities held for sale	1,783	2,418	3,154	3,373	2,377	4,025	2,898
Total current liabilities	1,106,444	1,103,917	1,176,187	1,186,326	1,185,442	1,168,798	1,090,984
Long-term debt	115,692	121,328	124,034	129,082	127,578	138,340	136,428
Deferred tax liabilities	44,618	40,265	40,889	45,347	44,502	47,070	44,622
Pension, postretirement and other employee benefits	171,387	173,763	177,345	163,736	165,253	169,557	171,065
Asbestos-related liability	242,874	250,578	259,350	245,317	253,713	262,254	269,520
Other long-term liabilities	189,510	178,321	190,132	167,556	161,748	165,828	160,596
Commitments and contingencies
TOTAL LIABILITIES	1,870,525	1,868,172	1,967,937	1,937,364	1,938,236	1,951,847	1,873,215
Temporary Equity:
Non-vested share-based compensation awards subject to redemption	10,663	8,192	8,594	9,645	8,369	6,295	4,993
TOTAL TEMPORARY EQUITY	10,663	8,192	8,594	9,645	8,369	6,295	4,993
Equity:
Registered shares	270,529	270,179	269,633	269,122	321,646	321,455	321,181
Paid-in capital	275,262	271,947	266,943	261,108	613,453	609,916	606,053
Retained earnings	919,718	849,019	835,993	829,698	771,476	740,617	699,971
Accumulated other comprehensive loss	(577,456)	(577,933)	(567,603)	(518,004)	(534,323)	(515,125)	(530,068)
Treasury shares	(241,107)	(124,924)	(90,976)	(50,921)	(420,345)	(420,345)	(409,390)
TOTAL FOSTER WHEELER AG SHAREHOLDERS' EQUITY	646,946	688,288	713,990	791,003	751,907	736,518	687,747
Noncontrolling interests	36,029	35,381	43,403	46,440	42,614	39,913	47,925
TOTAL EQUITY	682,975	723,669	757,393	837,443	794,521	776,431	735,672
TOTAL LIABILITIES, TEMPORARY EQUITY AND EQUITY	$2,564,163	$2,600,033	$2,733,924	$2,784,452	$2,741,126	$2,734,573	$2,613,880

12

FOSTER WHEELER AG

CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands of dollars)

	YTD 6/30/2013	Full Year 2012	Full Year 2011
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$88,015	$149,896	$176,728
Adjustments to reconcile net income to cash flows from operating activities:
Depreciation and amortization	28,796	50,234	44,551
Net asbestos-related provision	4,000	30,505	9,915
Share-based compensation expense	9,481	21,623	21,849
Excess tax shortfall related to share-based compensation	88	98	57
Deferred income tax provision/(benefit)	764	(9,669)	(16,316)
Loss/(gain) on sale of assets	51	(173)	(974)
Dividends, net of equity in earnings of unconsolidated affiliates	35,437	3,012	8,017
Other noncash items, net	55	936	-
Changes in assets and liabilities, net of effects from acquisitions:
(Increase)/decrease in receivables	(18,265)	(154,035)	128,672
Net change in contracts in process and billings in excess of costs and estimated earnings on uncompleted contracts	(8,344)	(57,247)	(127,789)
(Decrease)/increase in accounts payable and accrued expenses	(13,405)	44,845	9,085
Net change in other current assets and liabilities	(34,987)	23,467	147
Net change in other long-term assets and liabilities	(25,189)	(11,123)	(69,996)
Net cash provided by operating activities — continuing operations	66,497	92,369	183,946
Net cash (used in)/provided by operating activities — discontinued operations	(441)	932	1,800
Net cash provided by operating activities	66,056	93,301	185,746
CASH FLOWS FROM INVESTING ACTIVITIES
Payments related to acquisition of businesses, net of cash acquired	(50,800)	(69,675)	(29,376)
Change in restricted cash	12,407	(18,135)	(18,707)
Capital expenditures	(17,534)	(34,687)	(26,219)
Proceeds from sale of investments and other assets	266	578	2,157
Investments in and advances to unconsolidated affiliates	-	(2,003)	-
Return of investment from unconsolidated affiliates	87	6,207	2
Purchase of short-term investments	-	-	(1,546)
Proceeds from sale of short-term investments	-	1,255	-
Net cash used in investing activities — continuing operations	(55,574)	(116,460)	(73,689)
Net cash provided by/(used in) investing activities — discontinued operations	441	(932)	(1,800)
Net cash used in investing activities	(55,133)	(117,392)	(75,489)
CASH FLOWS FROM FINANCING ACTIVITIES
Repurchase of shares	(150,131)	(90,976)	(409,390)
Distributions to noncontrolling interests	(10,514)	(18,301)	(11,373)
Proceeds from capital contribution from noncontrolling interests	-	-	138
Proceeds from stock options exercised	1,891	807	11,910
Excess tax shortfall related to share-based compensation	(88)	(98)	(57)
Payment of deferred financing costs	-	(3,993)	-
Repayment of debt and capital lease obligations	(8,010)	(13,017)	(12,530)
Net cash used in financing activities	(166,852)	(125,578)	(421,302)
Effect of exchange rate changes on cash and cash equivalents	(11,655)	13,942	(28,069)
Decrease in cash and cash equivalents	(167,584)	(135,727)	(339,114)
Less: Increase/(decrease) in cash and cash equivalents — discontinued operations	-	-	-
Decrease in cash and cash equivalents — continuing operations	(167,584)	(135,727)	(339,114)
Cash and cash equivalents at beginning of year	582,322	718,049	1,057,163
CASH AND CASH EQUIVALENTS AT END OF PERIOD	$414,738	$582,322	$718,049

13

FOSTER WHEELER AG

APPENDIX 1: EBITDA RECONCILIATION AND FOOTNOTES

(in thousands of dollars)

	2013			2012					2011
	YTD 6/30	Q2 6/30	Q1 3/31	Full Year 2012	Q4 12/31	Q3 9/30	Q2 6/30	Q1 3/31	Full Year 2011
EBITDA from continuing operations (1)	$139,083	$99,005	$40,078	$275,513	$54,567	$90,832	$58,523	$71,591	$276,995
Less: Interest expense	6,588	3,916	2,672	13,797	2,935	3,197	4,249	3,416	12,876
Less: Depreciation and amortization	28,796	13,454	15,342	50,234	14,693	12,178	11,562	11,801	44,551
Less: Provision for income taxes	18,479	13,319	5,160	62,267	18,302	16,790	12,291	14,884	58,514
Income from continuing operations (3)	85,220	68,316	16,904	149,215	18,637	58,667	30,421	41,490	161,054
(Loss)/income from discontinued operations (3)	(1,495)	2,383	(3,878)	(13,193)	(12,342)	(445)	438	(844)	1,329
Net income (2)(3)	$83,725	$70,699	$13,026	$136,022	$6,295	$58,222	$30,859	$40,646	$162,383
_____________
(1) EBITDA includes the following:

Net asbestos-related (gain)/provision:
Global E&C Group	$-	$-	$-	$2,400	$700	$-	$1,700	$-	$-
C&F Group	(11,800)	(13,800)	2,000	28,100	22,100	2,000	2,000	2,000	9,900
Total	$(11,800)	$(13,800)	$2,000	$30,500	$22,800	$2,000	$3,700	$2,000	$9,900
(2) Net income includes the following:

Net asbestos-related (gain)/provision:
Global E&C Group	$-	$-	$-	$1,800	$500	$-	$1,300	$-	$-
C&F Group	(11,800)	(13,800)	2,000	28,100	22,100	2,000	2,000	2,000	9,900
Total	$(11,800)	$(13,800)	$2,000	$29,900	$22,600	$2,000	$3,300	$2,000	$9,900

(3) Amounts attributable to Foster Wheeler AG.

14

FOSTER WHEELER AG

APPENDIX 2: Reconciliation of Foster Wheeler Scope Operating Revenues to Operating Revenues

(in thousands of dollars)

	2013			2012					2011
	YTD 6/30	Q2 6/30	Q1 3/31	Full Year 2012	Q4 12/31	Q3 9/30	Q2 6/30	Q1 3/31	Full Year 2011

Global E & C Group
Operating revenues - in Foster Wheeler Scope	$868,242	$443,488	$424,754	$1,586,198	$423,870	$380,482	$416,830	$365,016	$1,594,992
Flow-through revenues	382,451	219,231	163,220	833,129	80,370	197,590	249,312	305,857	1,848,087
Operating revenues	1,250,693	662,719	587,974	2,419,327	504,240	578,072	666,142	670,873	3,443,079

Global Power Group
Operating revenues - in Foster Wheeler Scope	398,156	198,885	199,271	962,247	222,351	217,004	268,432	254,460	1,005,555
Flow-through revenues	4,702	1,803	2,899	9,820	3,455	2,220	1,888	2,257	9,474
Operating revenues	402,858	200,688	202,170	972,067	225,806	219,224	270,320	256,717	1,015,029

Consolidated
Operating revenues - in Foster Wheeler Scope	1,266,398	642,373	624,025	2,548,445	646,221	597,486	685,262	619,476	2,600,547
Flow-through revenues	387,153	221,034	166,119	842,949	83,825	199,810	251,200	308,114	1,857,561
Operating revenues	$1,653,551	$863,407	$790,144	$3,391,394	$730,046	$797,296	$936,462	$927,590	$4,458,108

The above table excludes the following operating revenues from discontinued operations:
Operating revenues - in Foster Wheeler Scope	$13,062	$6,918	$6,144	$23,241	$5,235	$5,936	$6,564	$5,506	$22,621
Flow-through revenues	-	-	-	-	-	-	-	-	-
Operating revenues	$13,062	$6,918	$6,144	$23,241	$5,235	$5,936	$6,564	$5,506	$22,621

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FOSTER WHEELER AG

FOOTNOTES

Definition of Scope: Metrics expressed in Foster Wheeler scope represent that portion of operating revenues, new orders booked and backlog on which profit is earned. Scope excludes revenues relating to third-party costs incurred by the Company as agent or principal on a reimbursable basis ("flow-through" costs).

Safe Harbor Statement:

This fact book may contain forward-looking statements that are based on the management’s assumptions, expectations and projections about the Company and the various industries within which the Company operates. These include statements regarding the Company’s expectations about revenues (including as expressed by its backlog), its liquidity, the outcome of litigation and legal proceedings and recoveries from customers for claims, and the costs of current and future asbestos claims and the amount and timing of related insurance recoveries. Such forward-looking statements by their nature involve a degree of risk and uncertainty. The Company cautions that a variety of factors, including but not limited to the factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, which were filed with the U.S. Securities and Exchange Commission, and the following, could cause the Company's business conditions and results to differ materially from what is contained in forward-looking statements: benefits, effects or results of the Company's redomestication to Switzerland; benefits, effects or results of the Company's strategic renewal initiative; further deterioration in global economic conditions; changes in investment by the oil and gas, oil refining, chemical/petrochemical and power generation industries; changes in the financial condition of its customers; changes in regulatory environments; changes in project design or schedules; contract cancellations; changes in the estimates made by the Company of costs to complete projects; changes in trade, monetary and fiscal policies worldwide; compliance with laws and regulations relating to the Company's global operations; currency fluctuations; war, terrorist attacks and/or natural disasters affecting facilities either owned by the Company or where equipment or services are or may be provided by the Company; interruptions to shipping lanes or other methods of transit; outcomes of pending and future litigation, including litigation regarding the Company’s liability for damages and insurance coverage for asbestos exposure; protection and validity of the Company's patents and other intellectual property rights; increasing global competition; compliance with its debt covenants; recoverability of claims against the Company's customers and others by the Company and claims by third parties against the Company; and changes in estimates used in its critical accounting policies. Other factors and assumptions not identified above were also involved in the formation of these forward-looking statements and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Most of these factors are difficult to predict accurately and are generally beyond the Company’s control. You should consider the areas of risk described above in connection with any forward-looking statements that may be made by the Company. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any additional disclosures the Company makes in proxy statements, quarterly reports on Form 10-Q, annual reports on Form 10-K and current reports on Form 8-K filed or furnished with the U.S. Securities and Exchange Commission.

Calculation of EBITDA: EBITDA is a supplemental financial measure not defined in generally accepted accounting principles, or GAAP. The Company defines EBITDA as income attributable to Foster Wheeler AG before interest expense, income taxes and depreciation and amortization. The Company has presented EBITDA because it believes it is an important supplemental measure of operating performance. Certain covenants under the Company's senior unsecured credit agreement use an EBITDA, as defined in such agreement, in the covenant calculations which is different than the EBITDA as presented herein. The Company believes that the line item on its consolidated statement of operations entitled "net income attributable to Foster Wheeler AG" is the most directly comparable GAAP financial measure to EBITDA. Since EBITDA is not a measure of performance calculated in accordance with GAAP, it should not be considered in isolation of, or as a substitute for, net income attributable to Foster Wheeler AG as an indicator of operating performance or any other GAAP financial measure. EBITDA, as calculated by the Company, may not be comparable to similarly titled measures employed by other companies. In addition, this measure does not necessarily represent funds available for discretionary use, and is not necessarily a measure of the Company's ability to fund its cash needs. As EBITDA excludes certain financial information that is included in net income attributable to Foster Wheeler AG, users of this financial information should consider the type of events and transactions that are excluded.

The Company's non-GAAP performance measure, EBITDA, has certain material limitations as follows:

• It does not include interest expense. Because the Company has borrowed money to finance some of its operations, interest is a necessary and ongoing part of its costs and has assisted the Company in generating revenue. Therefore, any measure that excludes interest expense has material limitations;

• It does not include taxes. Because the payment of taxes is a necessary and ongoing part of the Company's operations, any measure that excludes taxes has material limitations; and

• It does not include depreciation and amortization. Because the Company must utilize property, plant and equipment and intangible assets in order to generate revenues in its operations, depreciation and amortization are necessary and ongoing costs of its operations. Therefore, any measure that excludes depreciation and amortization has material limitations.

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